EXHIBIT 6

                             POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints [Scott M. Sperling] and [Kent R.Weldon], acting individually, as such person's true and lawful attorney-in-fact and agent with full power of substitution and revocation for such person and in such person's name, place and stead, in any and all capacities, to execute, acknowledge, deliver and file any and all filings required by the Securities Exchange Act of 1934, as amended, including Section 13 of such Act, and the rules and regulations thereunder, and requisite documents in connection with such filings, including joint filing agreements, respecting securities of CTC Communications Group, Inc., a Delaware corporation, that the undersigned beneficially owns, including but not limited to Schedule 13D and any amendments thereto.

          This power of attorney shall be valid with respect to any of the undersigned from the date hereof until revoked by such person.

          IN WITNESS WHEREOF, each of the undersigned has executed this instrument as of the 26th day of May, 2000.


THOMAS H. LEE NOMINEE TRUST

By:  State Street Bank and Trust Company

By:/s/ Gerald Wheeler
Name: Gerald Wheeler
Title: Vice President

/s/ David V. Harkins
--------------------
DAVID V. HARKINS

/s/ Sheryll Harkins
THE 1995 HARKINS GIFT TRUST

/s/ Scott A. Schoen
-------------------
SCOTT A. SCHOEN

/s/ C. Hunter Boll
------------------
C. HUNTER BOLL


/s/ Scott M. Sperling
SCOTT SPERLING FAMILY LIMITED
PARTNERSHIP

/s/ Anthony J. Dinovi
---------------------
ANTHONY J. DINOVI

/s/ Thomas M. Hagerty
---------------------
THOMAS M. HAGERTY

/s/ Warren C. Smith, Jr.
------------------------
WARREN C. SMITH, JR.

/s/ Seth W. Lawry
-----------------
SETH W. LAWRY

/s/ Kent R. Weldon
------------------
KENT R. WELDON

/s/ Terrence M. Mullen
----------------------
TERRENCE M. MULLEN

/s/ Todd M. Abbrecht
--------------------
TODD M. ABBRECHT

/s/ Charles A. Brizius
----------------------
CHARLES A. BRIZIUS

/s/ Scott Jaeckel
SCOTT JAECKEL

/s/ Soren Oberg
SOREN OBERG

/s/ Thomas R. Shepherd
----------------------
THOMAS R. SHEPHERD

/s/ Wendy L. Masler
-------------------
WENDY L. MASLER

/s/ Andrew D. Flaster
---------------------
ANDREW D. FLASTER

/s/ Charles W. Robins
RSL 1988 IRREVOCABLE TRUST

/s/ Stephen Zachary Lee
STEPHEN ZACHARY LEE

/s/ Charles W. Robins
---------------------
CHARLES W. ROBINS AS CUSTODIAN
FOR JESSE LEE

/s/ Charles W. Robins
---------------------
CHARLES W. ROBINS AS CUSTODIAN
FOR NATHAN LEE

/s/ Charles W. Robins
---------------------
CHARLES W. ROBINS

/s/ James Westra
JAMES WESTRA